UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 21, 2010 (September 16, 2010)

AMERICAN DG ENERGY INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34493	04-3569304
(Commission File Number)	(IRS Employer Identification No.)

45 First Avenue
Waltham, Massachussetts	02451
(Address of Principal Executive Offices)	(Zip Code)

(781) 622-1120
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

On July 20, 2010, GlenRose Instruments Inc. (or the Registrant) was notified that effective July 20, 2010, McGladrey & Pullen, LLP (or McGladrey) had acquired certain assets of Caturano and Company, Inc. (formerly Caturano and Company, P.C.), the Registrant’s independent registered public accounting firm (or Caturano), and substantially all of the officers and employees of Caturano joined McGladrey. As a result, Caturano notified the Registrant that it resigned as the independent registered public accounting firm for the Registrant.  On September 16, 2010, the audit committee of the board of directors of the Registrant appointed McGladrey as the Registrant’s independent registered public accounting firm.

The reports of Caturano on the consolidated financial statements of the Registrant for the years ended December 31, 2009 and December 31, 2008, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified to the uncertainty, audit scope or accounting principles.

During the two most recent fiscal years ended December 31, 2009 and December 31, 2008 and through the date of this Current Report on Form 8-K (or this Form 8-K), there were no disagreements between the Registrant and Caturano on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures that, if not resolved to the satisfaction of Caturano, would have caused it to make reference thereto in its reports on the Registrant’s consolidated financial statements for the relevant year, and there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K except that in connection with the audit of the Registrant’s consolidated financial statements for the years ended December 31, 2009 and December 31, 2008, Caturano identified deficiencies in internal control over financial reporting that constitute a material weakness in financial reporting relating to lack of personnel with a sufficient level of accounting knowledge and a small number of employees dealing with general controls over information technology.

During the Registrant’s two most recent fiscal years ended December 31, 2009 and December 31, 2008, and throughthe date of this Form 8-K, the Registrant did not consult with McGladrey on either (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that may be rendered on the Registrant’s consolidated financial statements, and McGladrey did not provide either a written report or oral advice to the Registrant that McGladrey concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

The Registrant has provided Caturano a copy of the disclosures in this Form 8-K and has requested that Caturano furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Registrant’s statements made above.  A copy of the letter dated September 16, 2010, is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

The Registrant hereby furnishes the following exhibit:

Exhibit 16.1 – Letter from Caturano and Company, Inc., dated September 16, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN DG ENERGY INC.

Date: September 21, 2010	By:	/s/ Anthony S. Loumidis
Anthony S. Loumidis, Chief Financial Officer